SCHEDULE OF PREPAID EXPENSE AND OTHER CURRENT ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Prepaid Expenses And Other Current Assets
Value-added tax receivable	$ 2,190	$ 1,614
Prepaid income taxes	2,541	4,476
Advances to suppliers	3,459	3,515
Prepaid expenses	340	485
Other current assets	712	1,390
Total	$ 9,242	$ 11,480